UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

THE TRIZETTO GROUP, INC.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Filed by The TriZetto Group, Inc.
Under the Securities Exchange Act of 1934
Subject Company: The TriZetto Group, Inc.
Commission File Number 000-27501

NEWS RELEASE

For Immediate Release

TRIZETTO ANNOUNCES PROPOSED SETTLEMENT OF LITIGATION

Newport Beach, Calif. – July 9, 2008 – The TriZetto Group, Inc. (NASDAQ: TZIX) announced today that it has entered into a memorandum of understanding regarding a proposed settlement with the plaintiffs in the class action lawsuits pending against it in the Delaware Court of Chancery related to the proposed merger pursuant to which TriZetto will become a wholly-owned subsidiary of TZ Holdings, L.P., an entity that is majority-owned by Apax Partners, L.P.

As part of the proposed settlement, TriZetto has agreed to provide additional explanation to its stockholders regarding the reason TriZetto’s board of directors directed UBS Securities LLC, TriZetto’s financial advisor, to utilize the projections disclosed in TriZetto’s proxy statement for purposes of its analysis in connection with its opinion issued to TriZetto’s board of directors on April 10, 2008. TriZetto has also agreed to provide additional explanation regarding the board of directors’ reasons for selecting the potential bidders in the process leading up to the sale of the company that were invited to continue to participate in the second round of the process. These explanations to TriZetto’s stockholders were included in a Current Report on Form 8-K filed with the Securities and Exchange Commission today.

In addition, as part of the proposed settlement, certain of TriZetto’s executive officers have agreed to vote their TriZetto stock in the aggregate in the same proportion as the vote cast by the other stockholders voting at the special meeting of TriZetto’s stockholders to approve the proposed merger.

If approved by the court, the settlement will provide releases to all defendants of any claims arising from the process leading to the proposed merger, any of the transactions contemplated by the related agreement and plan of merger, and any disclosures made in connection with TriZetto’s proxy statement and definitive additional proxy material distributed to its stockholders in connection with the vote of TriZetto’s stockholders to approve the proposed merger. If approved by the court, the settlement will also result in the dismissal with prejudice of the class action lawsuits filed in the Delaware Court of Chancery and the Superior Court of the State of California related to the proposed merger.

As previously announced, the special meeting of stockholders called to vote on the merger was convened as scheduled on June 30, 2008, but, as a result of an injunction issued in the class action litigation, was adjourned until July 14, 2008 at 10:00 a.m., local time at The Island Hotel Newport Beach, 690 Newport Center Drive, Newport Beach, California 92660. The injunction issued in the class action litigation was vacated by the Delaware Court of Chancery on July 2, 2008.

Important Information

The TriZetto Group filed a definitive proxy statement in connection with its 2008 Special Meeting of Stockholders with the Securities and Exchange Commission (SEC) on May 27, 2008. TriZetto also filed definitive additional material with the SEC on July 2, 2008. TriZetto stockholders are urged to read the proxy statement and the definitive additional material filed by TriZetto carefully as they contain important information regarding this vote. Proxy statements were mailed to stockholders on May 30, 2008. The definitive additional material was mailed to stockholders on July 3, 2008. The proxy statement, definitive additional material and other relevant documents filed with the SEC are also available at no cost on the SEC’s website at www.sec.gov, as well as TriZetto’s website at www.trizetto.com. Hardcopies may also be obtained free of charge from TriZetto by contacting Brad Samson, vice president investor relations at 949-719-2220. Stockholders may also contact Morrow & Co. with questions or requests for additional copies of the proxy materials by calling toll-free 800-607-0088, or by e-mail at TriZetto.info@morrowco.com.

TriZetto, and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from TriZetto’s stockholders with respect to the transactions contemplated by the definitive merger agreement among TZ Holdings, L.P., TZ Merger Sub, Inc. and TriZetto. Information regarding TriZetto’s directors and executive officers is contained in TriZetto’s definitive proxy statement filed on May 27, 2008.

About TriZetto

TriZetto is Powering Integrated Healthcare Management™. With its technology touching nearly half of the U.S. insured population, TriZetto is uniquely positioned to drive the convergence of health benefit administration, care management and constituent engagement. The company provides premier information technology solutions that enable payers and other constituents in the healthcare supply chain to improve the coordination of benefits and care for healthcare consumers. Healthcare payers include national and regional health insurance plans, and benefits administrators that provide transaction services to self-insured employer groups. The company’s payer-focused information technology offerings include enterprise and component software, hosting and business process outsourcing services, and consulting. Headquartered in Newport Beach, Calif., TriZetto can be reached at

949-719-2200 or at www.trizetto.com.

Important Notice Regarding Forward-Looking Statements

This press release contains forward-looking statements that involve risks and uncertainties. The forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may include statements about the current litigation pending in connection with the proposed merger, the stockholder vote to approve the proposed merger, future revenue, profits, cash flows and financial results, the market for TriZetto’s services, future service offerings, change of control, industry trends, client and partner relationships, TriZetto’s operational capabilities, future financial structure, uses of cash, anticipated dilution or accretion of acquisitions or proposed transactions. Actual results may differ materially from those stated in any forward-looking statements based on a number of factors, including TriZetto’s ability to satisfy the closing conditions to the proposed merger (including the receipt of stockholder approval of the proposed merger), the ability of TriZetto to settle the current litigation pending in connection with the proposed merger, its ability to successfully integrate the businesses of TriZetto and its acquisitions or partners, the contributions of acquisitions to TriZetto’s operating results, the effectiveness of TriZetto’s implementation of its business plan, the market’s acceptance of TriZetto’s new and existing products and services, the timing of new bookings, risks associated with management of growth, reliance on third parties to supply key components of TriZetto’s services, attraction and retention of employees, variability of quarterly operating results, competitive factors, other risks associated with acquisitions, changes in demand for third party products or solutions which form the basis of TriZetto’s service and product offerings, financial stability of TriZetto’s customers, the ability of TriZetto to meet its contractual obligations to customers, including service level and disaster recovery commitments, changes in government laws and regulations; risks associated with rapidly changing technology; and the risk that TriZetto’s proposed acquisition by Apax Partners is not consummated; as well as the other risks identified in TriZetto’s SEC filings, including, but not limited to, its annual report on Form 10-K and quarterly reports on Form 10-Q, copies of which may be obtained by contacting TriZetto’s Investor Relations department at 949-719-2225 or at TriZetto’s web site at www.trizetto.com. All information in this release is as of July 9, 2008. TriZetto undertakes no duty to update any forward-looking statement to conform the statement to actual results or changes in the company’s expectations.

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Investor Contact: Brad Samson TriZetto 949-719-2220 brad.samson@trizetto.com	Media Contact: Melissa Bruno Schwartz Communications 781-684-6652 MBruno@schwartz-pr.com